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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports, dated February 10, 1997, incorporated by reference to Hartford Life, Inc.'s Form 10 for the year ended December 31, 1996 and to all references to our firm included in or made a
part of this Registration Statement File No. 333-     on Form S-3 for Hartford
Life, Inc.

                                          ARTHUR ANDERSEN LLP
Hartford, Connecticut
February 14, 1997